Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 3,163	$ 459	¥ 3,636	¥ 4,668
Income tax refund due to reduced tax rate	(468)	(68)	0	(719)
Adjustments of deferred tax assets due to change in tax rates	119	17	109	(0)
Deferred income tax expense (benefit)	(236)	(34)	(558)	120
Taxation for the year	¥ 2,578	$ 374	¥ 3,187	¥ 4,064